Exhibit 99.1

FOR IMMEDIATE RELEASE

Broadridge Begins Investor Road Show on March 21, 2007

For Upcoming Spin-Off from ADP

Provides Financial Outlook as Standalone Company

NEW YORK, New York, March 21, 2007 – Broadridge Financial Solutions, LLC, which immediately prior to the spin-off will convert to a Delaware corporation, Broadridge Financial Solutions, Inc. (“Broadridge”), announced today that it will begin making presentations to the equity investment community in preparation for its planned March 30, 2007 spin-off from Automatic Data Processing, Inc. (NYSE:ADP). The meetings will be led by Richard Daly, Chief Executive Officer and Dan Sheldon, Chief Financial Officer. Other members of the management team, including Executive Chairman Art Weinbach, will also be in attendance at selected group meetings. The company’s road show presentation and a video presentation are available on the ADP Investor Relations home page http://www.investquest.com/InvestQuest/a/adp/.

Financial Outlook

Broadridge will provide financial guidance during the presentations. Assuming completion of its separation from ADP on March 30, 2007, Broadridge expects revenue growth for fiscal year ending June 30, 2007 of 7% to 9% from fiscal 2006 revenue of $1.93 billion. For fiscal year ending June 30, 2007, the company expects operating income growth, excluding expenses related to its spin-off from ADP, interest expense on new debt, and public company expenses, of 9% to 14% from fiscal year 2006 operating income of $303 million.

Our directional view for fiscal year 2008, after taking into consideration the two anticipated client losses totaling $84.5 million of revenue in fiscal year 2006 as disclosed in the company’s Form 10 filing, and the continuation of current market trends, is for revenue growth in the range of 0% to 3%. In addition, the company expects operating income, excluding expenses related to its spin-off from ADP, interest expense on new debt, and public company expenses, to decrease 5% to 10%.

Broadridge’s long-term objective beyond fiscal year 2008 is to deliver revenue growth of 4% to 6%, operating income growth of 6% to 9% and net income growth of 10% to 15%.

Non-GAAP Measures

In certain circumstances, results have been presented that are non-GAAP (generally accepted accounting principles) measures and should be viewed in addition to, and not in lieu of, the company’s reported results. Reconciliations to comparable GAAP measures are available in the accompanying schedules to this press release.

Safe Harbor Compliance Statement for Forward-Looking Statements

This document and other written or oral statements made from time to time by Broadridge or ADP may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical in nature and which may be identified by the use of words like “expects,” “assumes,” “projects,” “anticipates,” “estimates,” “we believe,” “could be” and other words of similar meaning, are forward-looking statements. These statements are based on management’s expectations and assumptions and are subject to risks and uncertainties that may cause actual results to differ materially from those expressed. Factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include: the impact of Broadridge’s separation from ADP on the clients, employees and other aspects of Broadridge’s business; Broadridge’s cost structure and capital structure as a stand-alone company, including its credit ratings and indebtedness; Broadridge’s success in obtaining, retaining and selling additional services to clients; the pricing of products and services; changes in laws regulating registered clearing agencies and broker-dealers; overall market and economic conditions; competitive conditions; stock market activity; changes in technology; availability of skilled technical associates and the impact of new acquisitions and divestitures. Broadridge and ADP disclaim any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Broadridge

Broadridge Financial Solutions, Inc. (“Broadridge”) formerly ADP Brokerage Services Group, with nearly $2.0 billion in revenues, is a leading provider of investor communications, securities processing, and clearing and outsourcing solutions to the financial services industry. We offer advanced integrated systems and services that are dependable, scalable and cost-efficient. Our products and services enable corporate governance, drive higher levels of efficiency and control, and reduce the need for clients to make significant capital investments in operations infrastructure, thereby allowing them to increase their focus on core business activities. For more information about Broadridge, please visit www.broadridge.com or www.bsg.adp.com.

Financial Guidance
(1) Q4 FY’07E and FY’08E reflect Operating Profit excluding one-time spin expenses, interest expense on new debt, and additional public company expenses.
See Appendix for reconciliation.  FY’06 Operating Profit includes stock compensation expense of $24 and Depreciation and Amortization expense of $74.
$ in millions
16 - 17%
6 - 9%
Forward
Outlook FY’08E FY’07E FY’06A
Revenue
% growth 4 - 6%
$1,933
13%
Operating Profit
(1)
% margin
% growth
$2,070 - $2,100
7 - 9% 0 - 3%
14.5 – 15.0%
(10) - (5)%
$330 - $345
15.9 – 16.4%
9 - 14%
10 - 15%
Net Income/EPS
% growth
$303
15.7%
11%
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Pro Forma Reconciliation
$ in millions, reflects continuing operations
FY'06
Form 10 Client Pro Forma
Pro Forma
(1)
Adjustments
(2)
As Adjusted
(3)
FY'07E FY'08E
Broadridge Net Revenues 1,849                     85                          1,933                     2,070 - 2,100
Growth % 12.6% 7.1 - 8.6% 0.0 - 3.0%
ADP Segment Earnings before Taxes
309                        346 - 361
Margin % 16.0% 16.7 - 17.2%
Adjustments:
Stock Compensation (24)                        (24)
ADP Royalties (35)                        (35)
ADP Corporate Charges 40                          40
Foreign Exchange 6                            3
Other 6                            -
Total Adjustments (7)                          (16)
Broadridge PF Earnings Before Royalties Add back,
Public Company Costs, Interest, and Taxes (4) 266                        37                          303                        330 - 345
Margin % 15.7% 15.9 - 16.4% 14.5 - 15.0%
Growth % 10.5% 9.0 - 14.0% (10.0) - (5.0) %
ADP Royalties 35                          35                          35                          35
Broadridge PF Earnings Before
Public Company Costs, Interest, and Taxes 301                        338                        365 - 380
Total Public Company Costs (5)(6) (30)                        (30)                        (30)                        (30)
Broadridge PF Earnings Before Interest and Taxes 271                        308                        335 - 350
Margin % 15.9% 16.2 - 16.7% 14.7 - 15.3%
Interest on New Debt (42)                        (42)                        (42)                        (38)
Broadridge PF Earnings Before Taxes 229                        266                        293 - 308
Income Taxes at 40% (106)                      (118) - (124) 40%
Broadridge PF Net Earnings 160                        175 - 184
After-Tax Margin % 8.3% 8.5 - 8.8%
Note:  one-time transition costs excluded in the above
10 - 15 5 - 10
Notes:
(1) See Form 10 filing for details on pro forma adjustments.
(2) Reflects client losses made in Form 10 pro forma.
(3) ADP’s Press Release announcing Broadridge as a discontinued operation discloses revenues of $1,906 and earnings before taxes of $344. The revenue adjustments were for foreign exchange and intercompany revenue eliminations of $27, while earnings were adjusted to exclude ADP overhead allocations of $7 that are not eligible for discontinued operations treatment.
(4) Combination of ADP reporting segments: Brokerage Services and Securities Clearing and Outsourcing Services.
FY'07 forecast prepared in accordance with the same accounting policies as described in the Form 10.
(5) FY'06 and FY'07E normalized to reflect full year effect of corporate departments and increased benefits and insurance costs.
(6) Estimated cost for the 4th quarter FY'07E will be $7.5 of the annualized $30 estimate shown.
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Contacts:

Investors:

Marvin Sims

(212) 981-1427

Marvin_Sims@adp.com

Media:

Dorothy Friedman

(212) 918-6920

Dorothy_Friedman@adp.com